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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                                  PREMCOR INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-16827

                    Delaware                                43-1851087
          (State or other jurisdiction                   (I.R.S. Employer
        of incorporation or organization)               Identification No.)


             1700 East Putnam Avenue
                   Suite #500
           Old Greenwich, Connecticut                        06870
    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (203) 698-7500

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Item 9. Regulation FD Disclosure

     On August 14, 2002, Premcor Inc.'s Chief Executive Officer, Thomas D. O'Malley, and Chief Financial Officer, William E. Hantke, each submitted to the Securities and Exchange Commission their statements under oath in accordance with SEC Order No. 4-460, which requires the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. These statements are attached hereto as Exhibit 99.1 and 99.2.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Premcor Inc.
                                               (Registrant)




                                       /s/ Dennis R. Eichholz
                                       ----------------------------------------
                                       Dennis R. Eichholz
                                       Controller (principal accounting officer
                                         and duly authorized officer)]

August 14, 2002

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                                  Exhibit Index

Exhibit No.                        Description
   99.1     Statement under oath of Premcor Inc.'s Chief Executive Officer,
            Thomas D. O'Malley, in response to the Securities and Exchange
            Commission's order requiring the filing of a sworn statement pursuant to Section 21(a)(1) of the Securities and Exchange Act of
            1934.

   99.2     Statement under oath of Premcor Inc.'s Chief Financial Officer,
            William E. Hantke, in response to the Securities and Exchange
            Commission's order requiring the filing of a sworn statement pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

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